UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Old Lancaster Road, Malvern, Pennsylvania 19355

(Address of Principal Executive Offices)

(610) 535-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2016, at the 2016 Annual Meeting of Common Shareholders (the “Annual Meeting”) of CubeSmart (the “Company”), the shareholders approved an amendment and restatement of the Company’s 2007 Amended and Restated Equity Incentive Plan (the “Plan”).

A summary of the material terms of the Plan can be found in the section of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 14 entitled “Proposal 2: Amendment and Restated of Our 2007 Equity Incentive Plan”, which summary is incorporated herein by reference.

The foregoing summary is qualified in its entirety by reference to the Plan, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on June 1, 2016, at which the Company’s shareholders voted on: (1) the election of eight trustees, (2) a proposal to amend and restate the Company’s 2007 Equity Incentive Plan to increase the number of shares available for grant thereunder, (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016, and (4) an advisory vote regarding the compensation of the Company’s named executive officers.  The voting results on these proposals were as follows:

Proposal 1:  Election of eight trustees.

	Votes For	Withheld	Broker Non-Votes
William M. Diefenderfer III	154,567,499	1,334,513	6,116,697
Piero Bussani	155,646,038	255,974	6,116,697
John W. Fain	155,643,220	258,792	6,116,697
Marianne M. Keler	155,647,460	254,552	6,116,697
Christopher P. Marr	155,649,006	253,006	6,116,697
John F. Remondi	155,619,245	282,767	6,116,697
Jeffrey F. Rogatz	155,645,503	256,509	6,116,697
Deborah R.Salzberg	155,643,220	258,792	6,116,697

Proposal 2:  Proposal to amend and restate our Amended and Restated 2007 Equity Incentive Plan to increase the number of shares available for grant thereunder.

Votes For	Votes Against	Abstentions
148,705,966	6,950,963	245,083

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

Votes For	Votes Against	Abstentions
161,702,086	306,561	10,062

Proposal 4:  Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,921,658	4,439,600	540,754	6,116,697

Item 9.01                                           Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.

99.1	CubeSmart Amended and Restated 2007 Equity Incentive Plan (Incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 14, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: June 2, 2016
	By:	/s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President, Chief Legal Officer & Secretary

CUBESMART, L.P.

	By:	CUBESMART, its general partner

Date: June 2, 2016
	By:	/s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	CubeSmart Amended and Restated 2007 Equity Incentive Plan (Incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 14, 2016).